ACQUISITION	9 Months Ended
Sep. 30, 2017
Acquisition
ACQUISITION

Brekford Acquisition

On August 28, 2017, the mergers by and among Novume, KeyStone, Brekford, Brekford Merger Sub, Inc. (“Brekford Merger Sub”), and KeyStone Merger Sub, LLC (“KeyStone Merger Sub”), were consummated as a result of a merger agreement (the “Brekford Merger Agreement”). As a result, Brekford became a wholly-owned subsidiary of the Novume, and Brekford Merger Sub ceased to exist. KeyStone Merger Sub also became a wholly-owned subsidiary of Novume, and KeyStone Solutions, Inc. ceased to exist. When KeyStone Merger Sub filed its certificate of merger with the Secretary of State of the State of Delaware, it immediately effectuated a name-change to KeyStone Solutions, LLC, the name by which it is now known. For the purposed of this document any references to KeyStone are to KeyStone Solutions, Inc. prior to August 28, 2017 and to KeyStone Solutions, LLC on and after August 28, 2017.

Upon completion of the Brekford Merger, the merger consideration was issued in accordance with the terms of the Brekford Merger Agreement. Immediately upon completion of the Brekford Merger, the pre-merger stockholders of KeyStone owned approximately 80% of the issued and outstanding capital stock of Novume on a fully-diluted basis, and the pre-merger stockholders of Brekford owned approximately 20% of the issued and outstanding capital stock of Novume on a fully-diluted basis.

As the Brekford Merger has recently been completed, the Company is currently in the process of completing the purchase price allocation treating the Brekford Merger as a business combination. The final purchase price allocation for Brekford will be included in the Company’s consolidated financial statements in future periods. The table below shows the preliminary analysis related to the Brekford acquisition:

Common stock issued	$5,851,193
Total consideration	5,851,193
Less cash received	(1,943,778)
Less other assets	(3,139,007)
Plus liabilities assumed	1,191,937
Net goodwill/intangible recorded	$1,960,345

The initial determination of the fair value of the assets acquired and liabilities assumed, which includes approximately $2.0 million of goodwill, is based on a preliminary valuation and the estimates and assumptions for these items are subject to change as we obtain additional information during the measurement period. Subsequent changes to the purchase price or other fair value adjustments determined during the measurement period will be recorded as an adjustment to goodwill and possibly intangibles.

Firestorm Acquisition

On January 25, 2017 (the “Firestorm Closing Date”), Novume acquired Firestorm Solutions, LLC and Firestorm Franchising, LLC (collectively, the “Firestorm Entities” or “Firestorm”).

Membership Interest Purchase Agreement

Pursuant to the terms of the Membership Interest Purchase Agreement (the “MIPA”), by and among Novume, each of the Firestorm Entities, each of the Members of the Firestorm Entities (described below), and a newly-created acquisition subsidiary of Novume, Firestorm Holdings, LLC, a Delaware limited liability company (“Firestorm Holdings”), Novume acquired all of the membership interests in each of the Firestorm Entities for the following consideration:

● $500,000 in cash in the aggregate paid by Novume as of the Firestorm Closing Date to the three principals (Harry W. Rhulen, Suzanne Loughlin, and James W. Satterfield, collectively the “Firestorm Principals”) of Firestorm. Of that aggregate amount $250,000 was paid to Mr. Satterfield, and $125,000 was paid to each of Mr. Rhulen and Ms. Loughlin;

● $1,000,000 in the aggregate in the form of four unsecured, subordinated promissory notes issued by Novume payable over five years after the Firestorm Closing Date, to all the Members of the Firestorm Entities (consisting of the Firestorm Principals and Lancer Financial Group, Inc. (“Lancer”)). The principal amount of the note payable to Lancer is $500,000 (the “Lancer Note”). The principal amount of the note payable to Mr. Rhulen is $166,666.66. The principal amount of the notes payable to each of Mr. Satterfield and Ms. Loughlin is $166,666.67. (The notes payable to Mr. Rhulen, Ms. Loughlin and Mr. Satterfield are individually referred to herein as a “Firestorm Principal Note” and collectively, as the “Firestorm Principal Notes”). The Firestorm Principal Notes are payable at an interest rate of 2% and the Lancer Note is payable at an interest rate of 7%. $907,407 was recorded to notes payable to reflect the net fair value of the notes issued due to the difference in interest rates. The Lancer Note also has a capped subordination of $7,000,000, subject to the consent of Lancer;

● Each of the Firestorm Principals was issued 162,698 (315,625 post Brekford Merger) shares of the common stock, par value $0.0001 per share, of Novume (“Novume Common Shares”), for an aggregate issuance of 488,094 (946,875 post Brekford Merger) Novume Common Shares;

● Each of the Firestorm Principals received warrants to purchase 105,209 Novume Common Shares, exercisable over a period of five years after the Firestorm Closing Date, at an exercise price of $2.58 per share; and

● Each of the Firestorm Principals received warrants to purchase 105,209 Novume Common Shares, exercisable over a period of five years after the Firestorm Closing Date, at an exercise price of $3.60 per share.

The Company has completed its analysis of the purchase price allocation. The table below shows the final breakdown related to the Firestorm acquisition.

Cash paid	$500,000
Notes payable issued	907,407
Common stock issued	976,286
Warrants issued, at $2.58	125,411
Warrants issued, at $3.61	102,289
Total consideration	2,611,393
Less cash received	(82,296)
Less other assets	(137,457)
Less intangible and intellectual property	(2,497,686)
Plus liabilities assumed	106,046
Net goodwill recorded	$—

The determination of the fair value of the assets acquired and liabilities assumed includes approximately $2.5 million of intangible and intellectual property which will be amortized over the useful life of five years. In connection with the acquistion, Novume has also entered into employment agreements with three of the founders of the Firestorm Entities as set forth below.

Harry W. Rhulen Employment Agreement

The Rhulen Employment Agreement provides that upon the Firestorm Closing Date his employment agreement will become effective for an initial five-year term as President of Novume Solutions, Inc. His base salary will be $275,000 per annum, and he will be eligible for a bonus as determined by Novume’s compensation committee. Mr. Rhulen will also be eligible to receive all such other benefits as are provided by Novume to other management employees that are consistent with Novume’s fringe benefits available to any other officer or executive of Novume. Mr. Rhulen has been granted options to purchase 155,195 Novume Common Shares, which shall begin vesting on the one-year anniversary of the Firestorm Closing Date and continue vesting monthly over the following two years, at an exercise price of $1.55 per share.

Suzanne Loughlin Employment Agreement

The Loughlin Employment Agreement provides that upon the Firestorm Closing Date her employment agreement will become effective for an initial five-year term as General Counsel and Chief Administrative Officer of Novume Solutions, Inc. Her base salary will be $225,000 per annum, and she will be eligible for a bonus as determined by Novume’s compensation committee. Ms. Loughlin will also be eligible to receive all such other benefits as are provided by Novume to other management employees that are consistent with Novume’s fringe benefits available to any other officer or executive of Novume. Ms. Loughlin has been granted options to purchase 155,195 Novume Common Shares, which shall begin vesting on the one-year anniversary of the Firestorm Closing Date and continue vesting monthly over the following two years, at an exercise price of $1.55 per share.

James W. Satterfield Employment Agreement

The Satterfield Employment Agreement provides that upon the Firestorm Closing Date his employment agreement will become effective for an initial five-year term as President and Chief Executive Officer of each of the Firestorm Entities. His base salary will be $225,000 per annum, and he will be eligible for a bonus as determined by Novume’s compensation committee. Mr. Satterfield will also be eligible to receive all such other benefits as are provided by Novume to other management employees that are consistent with Novume’s fringe benefits available to any other officer or executive of Novume or its subsidiaries. Mr. Satterfield has been granted options to purchase 96,997 Novume Common Shares, which shall begin vesting on the one-year anniversary of the Firestorm Closing Date and continue vesting monthly over the following two years, at an exercise price of $1.55 per share, in connection with the Acquisition.

The following unaudited pro-forma combined financial information gives effect to the acquisition of Firestorm and the merger with Brekford as if they were consummated January 1, 2016. This unaudited pro-forma financial information is presented for information purposes only, and is not intended to present actual results that would have been attained had the acquisition been completed as of January 1, 2016 (the beginning of the earliest period presented) or to project potential operating results as of any future date or for any future periods.

	For the three months ended September 30,		For the nine months ended September 30,
	2017	2016	2017	2016
Revenues	$4,906,343	$3,345,473	$13,353,752	$12,194,573
Net income (loss)	$(1,065,371)	$(394,760)	$(2,815,977)	$(591,347)
Basic earnings (loss) per share	$(0.11)	$(0.04)	$(0.32)	$(0.08)
Diluted earnings (loss) per share	$(0.11)	$(0.04)	$(0.32)	$(0.08)

Basic Number of Shares	11,756,560	9,713,956	10,920,866	7,016,373
Diluted Number of Shares	11,756,560	9,713,956	10,920,866	7,016,373